                                                         SEC File Nos. 033-02610
                                                                       811-04550

                               THE MAINSTAY FUNDS
                         MAINSTAY LARGE CAP GROWTH FUND

                          Supplement dated May 6, 2005
                     to the Prospectus dated March 31, 2005

This Supplement updates certain information contained in the above dated Prospectus ("Prospectus") of MainStay Large Cap Growth Fund ("Fund"). You may obtain a copy of the Fund's Prospectus or Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY
(1-800-624-6782), by visiting the Fund's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

THE AVERAGE ANNUAL TOTAL RETURNS INFORMATION OF THE FUND'S CLASS A SHARES AS PROVIDED ON PAGE 8 OF THE PROSPECTUS, WHICH SHOWS THE PERFORMANCE OF THE CLASS A SHARES WITHOUT ADJUSTMENT TO REFLECT THE CURRENT MAXIMUM SALES CHARGE APPLICABLE TO THAT CLASS, IS MOVED TO PAGE 38 OF THE PROSPECTUS UNDER A NEW HEADING, "SUPPLEMENTAL PERFORMANCE INFORMATION." SHAREHOLDERS WHO HELD SHARES OF THE FUND PRIOR TO APRIL 1, 2005 ARE REFERRED TO THE SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE HISTORICAL PERFORMANCE INFORMATION RELATING TO THEIR SHARES OF THE FUND. IN ADDITION, THE FOLLOWING AVERAGE ANNUAL TOTAL RETURNS INFORMATION OF THE FUND'S CLASS A SHARES, WHICH SHOWS THE PERFORMANCE OF THE CLASS A SHARES AS ADJUSTED TO REFLECT THE CURRENT MAXIMUM SALES CHARGE APPLICABLE TO THAT CLASS, IS ADDED TO PAGE 8 OF THE PROSPECTUS.

AVERAGE ANNUAL TOTAL RETURNS, CLASS A SHARES WITH SALES CHARGE
(for the periods ending December 31, 2004)

                                                                                      LIFE OF
                                                                  1 YEAR   5 YEARS    FUND(1)
      LARGE CAP GROWTH FUND
      Return Before Taxes -- Class A                              7.67%    -4.94%     6.71%
      Return After Taxes on Distributions(2) -- Class A           7.67%    -8.17%     2.94%
      Return After Taxes on Distributions and Sale of Fund
      Shares(2) -- Class A                                        4.98%    -5.69%     4.26%


  (1) From the Fund's inception on July 1, 1995 until March 31, 2005, the Fund operated as the FMI Winslow Growth Fund ("Winslow Fund") and was advised by Fiduciary Management, Inc. (Resource Capital Advisers, Inc. prior to October 15, 2001) and sub-advised by the Subadvisor. On March 31, 2005, the Winslow Fund was reorganized with and into the Class A shares of the Fund. The performance shown is that of the Class A shares of the Fund (when it was the Winslow Fund). Such information has been adjusted to reflect the maximum sales charge applicable to Class A shares, but has not been adjusted to reflect the fees and expenses of the Class A shares; had it been, the performance shown would have been lower. As of the date of this prospectus, the Class B, C, I, R1 and R2 shares had not commenced operations. Class B, C, I, R1 and R2 shares would have substantially similar performance to Class A shares because the shares are invested in the same portfolio of securities, and the performance would differ only to extent that the classes have different expenses. Because Class A shares are subject to lower fees and expenses than Class B and C shares, performance for those classes would have been lower than the performance of Class A shares. Similarly, because Class A shares are subject to higher fees and expenses than Class I, R1 and R2 shares, performance for those classes would have been higher than the performance of Class A shares.

  (2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A shares of the Fund.

IN ADDITION, THE FOLLOWING REPLACES THE "BEST AND WORST QUARTERLY RETURNS," FOR CLASS A SHARES AS PROVIDED ON PAGE 8 OF THE PROSPECTUS:

                                         RETURN        QUARTER/YEAR
      Highest return/best quarter        29.76%           4Q/98
      Lowest return/worst quarter       -20.12%            3/01

             PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE